Exhibit 99.3

Consolidated Balance Sheets

(dollars in millions)

	9-30-12	6-30-12	9-30-11
Assets
Loans	$51,419	$49,605	$48,195
Loans held for sale	628	656	479
Securities available for sale	11,962	13,205	17,612
Held-to-maturity securities	4,153	4,352	1,176
Trading account assets	663	679	729
Short-term investments	2,208	2,216	4,766
Other investments	1,106	1,186	1,210

Total earning assets	72,139	71,899	74,167
Allowance for loan and lease losses	(888)	(888)	(1,131)
Cash and due from banks	974	717	828
Premises and equipment	942	931	924
Operating lease assets	290	318	393
Goodwill	979	917	917
Other intangible assets	182	15	18
Corporate-owned life insurance	3,309	3,285	3,227
Derivative assets	771	818	940
Accrued income and other assets	2,871	2,978	2,946
Discontinued assets	5,381	5,533	6,033

Total assets	$86,950	$86,523	$89,262

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$30,573	$28,957	$27,548
Savings deposits	2,393	2,103	1,968
Certificates of deposit ($100,000 or more)	3,226	3,669	4,457
Other time deposits	4,941	5,385	6,695

Total interest-bearing deposits	41,133	40,114	40,668
Noninterest-bearing deposits	22,486	21,435	19,803
Deposits in foreign office — interest-bearing	569	618	561

Total deposits	64,188	62,167	61,032
Federal funds purchased and securities sold under repurchase agreements	1,746	1,716	1,728
Bank notes and other short-term borrowings	388	362	519
Derivative liabilities	657	763	1,141
Accrued expense and other liabilities	1,238	1,417	1,556
Long-term debt	6,119	7,521	10,717
Discontinued liabilities	2,335	2,401	2,651

Total liabilities	76,671	76,347	79,344

Equity
Preferred stock, Series A	291	291	291
Common shares	1,017	1,017	1,017
Capital surplus	4,118	4,120	4,191
Retained earnings	6,762	6,595	6,079
Treasury stock, at cost	(1,868)	(1,796)	(1,820)
Accumulated other comprehensive income (loss)	(69)	(72)	143

Key shareholders’ equity	10,251	10,155	9,901
Noncontrolling interests	28	21	17

Total equity	10,279	10,176	9,918

Total liabilities and equity	$86,950	$86,523	$89,262

Common shares outstanding (000)	936,195	945,473	952,808

Consolidated Statements of Income

(dollars in millions, except per share amounts)

	Three months ended			Nine months ended
	9-30-12	6-30-12	9-30-11	9-30-12	9-30-11
Interest income
Loans	$538	$518	$543	$1,592	$1,664
Loans held for sale	5	5	3	15	10
Securities available for sale	93	105	140	314	455
Held-to-maturity securities	21	17	2	50	3
Trading account assets	4	5	5	15	21
Short-term investments	1	2	3	4	5
Other investments	9	10	9	27	33

Total interest income	671	662	705	2,017	2,191

Interest expense
Deposits	60	71	95	208	305
Federal funds purchased and securities sold under repurchase agreements	1	1	1	3	4
Bank notes and other short-term borrowings	1	2	3	5	9
Long-term debt	37	50	57	138	163

Total interest expense	99	124	156	354	481

Net interest income	572	538	549	1,663	1,710
Provision (credit) for loan and lease losses	109	21	10	172	(38)

Net interest income (expense) after provision for loan and lease losses	463	517	539	1,491	1,748

Noninterest income
Trust and investment services income	106	102	107	317	330
Service charges on deposit accounts	74	70	74	212	211
Operating lease income	17	20	30	59	97
Letter of credit and loan fees	52	56	55	162	157
Corporate-owned life insurance income	26	30	31	86	86
Net securities gains (losses) (a)	—	—	—	—	1
Electronic banking fees	18	19	33	54	96
Gains on leased equipment	46	36	7	109	16
Insurance income	13	11	13	36	42
Net gains (losses) from loan sales	39	32	18	93	48
Net gains (losses) from principal investing	11	24	34	70	86
Investment banking and capital markets income (loss)	38	37	25	118	110
Other income	104	48	56	185	114

Total noninterest income	544	485	483	1,501	1,394

Noninterest expense
Personnel	411	389	382	1,185	1,133
Net occupancy	65	62	65	191	192
Operating lease expense	13	15	23	45	76
Computer processing	43	43	40	127	124
Business services and professional fees	49	51	47	138	129
FDIC assessment	7	8	7	23	45
OREO expense, net	1	7	1	14	8
Equipment	27	27	26	80	78
Marketing	18	17	16	48	36
Provision (credit) for losses on lending-related commitments	(8)	6	(1)	(2)	(17)
Intangible asset amortization on credit cards	6	—	—	6	—
Other intangible asset amortization	3	1	1	5	3
Other expense	99	88	85	291	266

Total noninterest expense	734	714	692	2,151	2,073

Income (loss) from continuing operations before income taxes	273	288	330	841	1,069
Income taxes	52	57	95	184	300

Income (loss) from continuing operations	221	231	235	657	769
Income (loss) from discontinued operations, net of taxes	—	10	(17)	5	(37)

Net income (loss)	221	241	218	662	732
Less: Net income (loss) attributable to noncontrolling interests	2	5	1	7	12

Net income (loss) attributable to Key	$219	$236	$217	$655	$720

Income (loss) from continuing operations attributable to Key common shareholders	$214	$221	$229	$634	$656
Net income (loss) attributable to Key common shareholders	214	231	212	639	619

Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.23	$.23	$.24	$.67	$.71
Income (loss) from discontinued operations, net of taxes	—	.01	(.02)	.01	(.04)
Net income (loss) attributable to Key common shareholders (b)	.23	.24	.22	.68	.67

Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.23	$.23	$.24	$.67	$.71
Income (loss) from discontinued operations, net of taxes	—	.01	(.02)	.01	(.04)
Net income (loss) attributable to Key common shareholders (b)	.23	.24	.22	.67	.67

Cash dividends declared per common share	$.05	$.05	$.03	$.13	$.07

Weighted-average common shares outstanding (000)	936,223	944,648	948,702	943,378	926,298
Weighted-average common shares and potential common shares outstanding (000) (c)	940,764	948,087	950,686	947,582	930,449

(a)	For the three months ended September 30, 2012, June 30, 2012, and September 30, 2011 Key did not have any impairment losses related to securities.
(b)	Earnings per share may not foot due to rounding.
(c)	Assumes conversion of stock options and/or Preferred Series A shares, as applicable.